UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2023

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

The following summary of the material terms of the Agreement (as defined below) described herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 4, 2023, Global Net Lease, Inc. (“GNL”, or the “Company”) together with The Necessity Retail REIT, Inc. (“RTL” and, together with GNL, the “Companies”), Global Net Lease Advisors, LLC (“GNL Advisor”), Global Net Lease Properties, LLC (“GNL Property Manager”), Necessity Retail Advisors, LLC (“RTL Advisor”), Necessity Retail Properties, LLC (“RTL Property Manager”), AR Global Investments, LLC (“Advisor Parent” and, together with GNL Advisor, GNL Property Manager, RTL Advisor, and RTL Property Manager, the “Advisors” and, together with the Companies and any other entities managed or advised by the Advisor Parent or its Affiliates, the “Group Companies”) entered into a Cooperation Agreement and Release (the “Agreement”) with Blackwells Capital LLC (“Blackwells Capital”), Blackwells Onshore I LLC (“Blackwells Onshore”), Jason Aintabi (collectively with Blackwells Capital and Blackwells Onshore, the “Blackwells Parties”), Related Fund Management, LLC (“Related”), Jim Lozier, and Richard O’Toole (collectively with Related and Mr. Lozier, the “Related Parties” and, collectively with the Blackwells Parties, the “Blackwells/Related Parties”).

Under the terms of the Agreement: (1) all litigation pending in Maryland state court and in federal court in the Southern District of New York, including the appeal of certain decisions in the U.S. Court of Appeals for the Second Circuit, between the parties will be dismissed with prejudice and the parties will be prohibited from initiating any future claims except to enforce the terms of the Agreement; (2) all demands made by the Blackwells/Related Parties for investigations by the board of directors of the Company (the “Board”) and the board of directors of RTL will be withdrawn and of no further force or effect as will any requests for books and records of the Company; (3) the proxy contest initiated by the Blackwells/Related Parties including the nomination of a dissident slate of directors and various advisory proposals for stockholder consideration at the Company’s 2023 annual meeting of stockholders will be terminated or withdrawn; (4) the Blackwells/Related Parties will be prohibited from (a) selling any of the shares of the Company’s common stock, par value $0.01 (“GNL Common Stock”) prior to completion or earlier termination of the proposed merger between the Company and RTL (the “REIT Merger”) and the related internalization merger involving the acquisition by the Company of the entities providing the external asset and property management functions performed by affiliates of Advisor Parent for the Company and RTL (the “Internalization”) and then generally only in open market transactions subject to further limits; (b) engaging in, or acting in concert with any third party in connection with, among other things, any proxy contest or solicitation in opposition to any matter not recommended by the Board, any other activist campaign or unsolicited takeover bids between signing of the Agreement until June 4, 2033 otherwise referred to as the “Standstill Period;” (5) the Blackwells/Related Parties agreed to appear in person or by proxy at the Company’s 2023 annual meeting of stockholders and each subsequent annual meeting during the Standstill Period and any special meeting of the Company’s stockholders regarding the appointment, election or removal of directors, the REIT Merger and the Internalization and to vote at such meeting in accordance with the recommendation of the Board with respect to any proposal at those meetings; and (6) the Blackwells Parties have agreed to issue, at the time of the filing by the Company and RTL of a the joint prospectus/proxy statement relating to the REIT Merger and Internalization (the “Joint Proxy Statement”), a press release announcing their support of each transaction. In the event that the Blackwells/Related Parties fail to fulfil their obligations under clause (5), they will grant an irrevocable proxy to the benefit of the Company to vote at the Company’s 2023 Annual Meeting and any meeting called by the Company to vote on the REIT Merger and Internalization.

Under the Agreement, the Company is required to issue an aggregate of 495,000 shares of GNL Common Stock to the Blackwells/Related Parties as a settlement fee payable no less than one business days following the filing of the Joint Proxy Statement or, if not filed prior to July 31, 2023, then no later than August 1, 2023. The Company has also engaged Blackwells Onshore to provide consulting and advisory services regarding corporate governance, stockholder engagement and outreach, investor relations and proxy advisory firm engagement, analysis and outreach during the Standstill Period and agreed to pay to Blackwells Onshore a consulting fee for these services equal to: (A) 1,600,000 shares of GNL Common Stock if the REIT Merger and the Internalization is completed, reduced to: (a) 533,333 shares of GNL Common Stock if the agreement governing the REIT Merger (the “Merger Agreement”) is terminated because either the Company or RTL fails to obtain the applicable stockholder approval; or (b) 1,066,667 shares of GNL Common Stock if the Merger Agreement is terminated for any other reason. The consulting fee is payable in equal monthly installments over a twelve-month period starting on the tenth business day after the earliest of (x) the later to occur of (A) the closing of the REIT Merger and (B) the closing of the Internalization and (y) the termination of the Merger Agreement, as applicable. The Company also agreed to: (i) indemnify and hold harmless the Blackwells Parties against actions, costs, losses, claims, damages or liabilities (including attorney fees) arising out of the consulting and advisory services provided by Blackwells Onshore pursuant to the Agreement, provided that the liability of the Company will not exceed $10 million; and (ii) reimburse one-half of the reasonable documented out of pocket expenses (including legal fees) incurred by the Blackwells/Related Parties in connection with the proxy contest and related litigation described herein and the Agreement. RTL will be responsible for reimbursing the other half of these expenses.

The Agreement also contains mutual non-disparagement provisions as well as mutual releases. The parties to the Merger Agreement and Internalization Agreement have agreed to waive compliance with applicable covenants in the Merger Agreement and the agreement governing the Internalization to permit the Companies to complete their obligations under the Agreement.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the shares of GNL Common Stock to be issued to the Blackwells/Related Parties pursuant to the Agreement is incorporated by reference into this Item 3.02. The shares of GNL Common Stock will be issued by the Company pursuant to an exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), without the involvement of any underwriter or placement agent. No commissions or fees were or will be payable with respect to the issuance of the shares of GNL Common Stock.

Item 7.01	Regulation FD Disclosure

On June 5, 2023, the Company issued a joint press release with RTL and the Blackwells/Related Parties announcing certain terms of the Agreement, a copy of which is attached hereto as Exhibit 99.1.

The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

About Global Net Lease, Inc.

Global Net Lease, Inc. (NYSE: GNL) is a publicly traded real estate investment trust listed on the New York Stock Exchange focused on acquiring a diversified global portfolio of commercial properties, with an emphasis on sale-leaseback transactions involving single tenant, mission critical income producing net-leased assets across the United States, Western and Northern Europe. Additional information about GNL can be found on its website at www.globalnetlease.com.

Forward-Looking Statements

The statements in this communication that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in the Company, including the adjustments giving effect to the REIT Merger and the Internalization as described in this communication, as well as the potential success that the Company may have in executing the REIT Merger and Internalization, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause the Company’s actual results, or the Company’s actual results after making adjustments to give effect to the Merger and the Internalization, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) the Company’s ability to complete the proposed REIT Merger and Internalization on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transactions, (iii) ability of the Company to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other loan agreement of the Company, if at all, or on terms favorable to the Company, (iv) risks related to the potential repeal of the Company’s Shareholder’s Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of the Company’s applicable classes and series of stock; (vi) risks related to diverting the attention of the Company’s management from ongoing business operations, (vii) failure to realize the expected benefits of the proposed transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that RTL’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for the Company post-closing, including the uncertainty of expected future financial performance and results of the Company post-closing following completion of the proposed transactions, (xii) the effect of the announcement of the proposed transaction on the ability of the Company and RTL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of the Company’s or RTL’s corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the proposed transactions; (xv) other risks related to the completion of the proposed transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat the COVID-19, on the Company, the Company’s tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Agreement may not fulfil its obligations under the Agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Additional Information About the REIT Merger and Internalization and Where to Find It

In connection with the proposed transactions, the Company intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of the Company and a joint proxy statement of the Company and RTL. Each party also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. A definitive joint proxy statement/prospectus will be sent to the Company’s stockholders and RTL’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and RTL with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.globalnetlease.com or by contacting the Company’s Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by RTL with the SEC will be available free of charge on RTL’s website at www.necessityretailreit.com or by contacting RTL’s Investor Relations at ir@rtlreit.com.

Additional Information About the Annual Meeting and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying GOLD proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2023 annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Filings and Financials” section of the Company’s website, www.globalnetlease.com, or by contacting investorrelations@globalnetlease.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Proxy Solicitation

The Company, GNL OP, Advisor Parent and GNL Advisor, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions and the matters to be considered at the Company’s 2023 Annual Meeting of Stockholders. Information about directors and executive officers of the Company is available in its proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023, as supplemented or amended from time to time. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from the Company as indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement and Release dated as of June 4, 2023, by and among Global Net Lease, Inc., The Necessity Retail REIT, Inc., Global Net Lease Advisors, LLC, Global Net Lease Properties, LLC, Necessity Retail Advisors, LLC, Necessity Retail Properties, LLC, AR Global Investments, LLC, Blackwells Capital LLC, Blackwells Onshore I LLC, Jason Aintabi, Related Fund Management, LLC, Jim Lozier, and Richard O’Toole.

99.1	Joint Press Release, dated June 5, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: June 5, 2023	By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Chief Executive Officer and President